STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	26
Beginning Date of Accrual Period	20-Nov-03
End Date of Accrual Period	21-Dec-03
Distribution Date	22-Dec-03
Previous Distribution Date	20-Nov-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	14,629,782.08
Principal Collections	12,565,478.13
Collections of Interest (net of Servicing Fee and principal recoveries)	1,931,557.39
Servicing Fee	132,746.56
Principal recovery	0.00
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	14,629,782.08
Interest Paid to Certificates	243,268.87
Principal Paid to Certificates	13,230,782.68
Equity Certificate	1,022,983.97
Servicing Fee	132,746.56

Balance Reconciliation

Begin Principal Balance	318,591,740.71
Principal Collections (including repurchases)	12,565,478.13
Charge off Amount	665,304.55
End Principal Balance	305,360,958.03

Collateral Performance
Cash Yield (% of beginning balance)	7.78%
Charge off Rate (net of principal recoveries; % of beginning balance)	2.51%
Net Yield	5.27%

Delinquent Loans
30-59 days principal balance of loan	12,739,514.21
30-59 days number of loans	150
60-89 days principal balance of loan	1,895,648.78
60-89 days number of loans	25
90+ days principal balance of loan	15,997,839.18
90+ days number of loans	191

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	4,040
Number of HEL outstanding (EOP)	3,906
Number of Loans that went into REO	7
Principal Balance of Loans that went into REO	662,170.25

Overcollateralization
Begin OC Amount	142,530,364.62
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.62

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	1,022,983.97

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	21.58%

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.49000%
Class A Pass-Through Rate	1.49000%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.07000%
Class M Pass-Through Rate	2.07000%
Available Funds Cap	9.77953%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	17.843230
2. Principal Distribution per $1,000	17.534202
3. Interest Distribution per $1,000	0.309028

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.49000%
2. Days in Accrual Period	32

3. Class A Interest Due	207,274.58
4. Class A Interest Paid	207,274.58
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	156,499,260.22
2. Class A Principal Due	11,760,715.20
3. Class A Principal Paid	11,760,715.20
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	144,738,545.02

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.4739917

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	17.963523
2. Principal Distribution per $1,000	17.534202
3. Interest Distribution per $1,000	0.429321

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.07000%
2. Days in Accrual Period	32

3. Class M Interest Due	35,994.29
4. Class M Interest Paid	35,994.29
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	19,562,115.87
2. Class M Principal Due	1,470,067.48
3. Class M Principal Paid	1,470,067.48
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	18,092,048.39

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0592481